Summary Prospectus	May 1, 2020
AMG Managers Skyline Special Equities Fund

Class N: SKSEX	Class I: SKSIX	Class Z: SKSZX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The AMG Managers Skyline Special Equities Fund’s (the “Fund”) investment objective is to seek maximum capital appreciation primarily through investment in common stocks that the Fund’s Subadviser, Skyline Asset Management, L. P. (“Skyline” or the “Subadviser”), considers to be undervalued.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class Z
Management Fee	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.47%	0.31%	0.22%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.21%	1.05%	0.96%
Fee Waiver and Expense Reimbursements[2]	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1,2]	1.18%	1.02%	0.93%
[1]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2021, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.92% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2021. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$120	$381	$662	$1,463
Class I	$104	$331	$576	$1,280
Class Z	$95	$303	$528	$1,175

SUM022-0520

AMG Managers Skyline Special Equities Fund SUMMARY PROSPECTUS

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund invests primarily in the common and preferred stocks of small-capitalization U.S. companies. Skyline generally considers a company to be a “small-capitalization” company if its market capitalization falls within the range of the market capitalization of companies in the Russell 2000® Index (between $152.3 million and $5.0 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)) at the time of purchase. This capitalization range will change over time. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects.
The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Subadviser considers to be undervalued after the stock has been researched in depth by a member of the investment and research group by considering multiple sources of information, such as an income statement model, company and industry information, and discussions with the company’s senior management.
The Fund generally invests in companies that Skyline believes fall into one of the following three categories:
•	A company whose stock is trading at a price/earnings ratio below the average for the overall stock market, and that Skyline believes will achieve above average growth in earnings.
•	A company that has experienced problems leading to a depressed stock price where Skyline believes that there is a reasonable likelihood that the company’s operations will improve.
•	A company that does not fall into the above categories, but that, because of special circumstances, Skyline believes is undervalued and, consequently, offers potential for appreciation.
Skyline attempts to identify companies that it believes have been neglected by the investment community. Skyline’s investment and research group generally screens stocks using:
•	Valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;
•	Earnings growth prospects;
•	Small-capitalization range; and
•	Bottom-up approach – one stock at a time, without market forecasts.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials and financials sectors may comprise a significant portion of the Fund’s portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. Unique risks of the financials sector

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AMG Managers Skyline Special Equities Fund SUMMARY PROSPECTUS

include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective February 27, 2017, outstanding Class S shares of the Fund (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Class S shares on October 1, 2016) were renamed Class N shares.
To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 19.85% (4th Quarter 2011)
Worst Quarter: -21.42% (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/19
AMG Managers Skyline Special Equities Fund	1 Year	5 Years	10 Years	Since Inception[1]
Class N Return Before Taxes	28.64%	5.18%	11.58%	—
Class N Return After Taxes on Distributions	26.61%	3.55%	10.58%	—
Class N Return After Taxes on Distributions and Sale of Fund Shares	18.40%	3.78%	9.46%	—
Class I Return Before Taxes	28.86%	–	–	4.26%
Class Z Return Before Taxes	28.94%	–	–	4.33%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	22.39%	6.99%	10.56%	4.51%
Average Annual Total Returns as of 12/31/19 (continued)
AMG Managers Skyline Special Equities Fund	1 Year	5 Years	10 Years	Since Inception[1]
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	25.52%	8.23%	11.83%	8.01%
[1]	Class I, Class Z and Index performance shown reflects performance since the inception date of the Fund's Class I and Class Z shares on February 24, 2017.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class N shares only, and after-tax returns for Class I and Class Z shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Skyline Asset Management, L.P.
Portfolio Managers
William F. Fiedler
Partner, Skyline; Portfolio Manager of the Fund since 03/01.
Michael Maloney
Partner, Skyline; Portfolio Manager of the Fund since 03/01.
Mark N. Odegard
Partner, Skyline; Portfolio Manager of the Fund since 03/01.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class N and Class I (all accounts):  $100
Class Z (all accounts):  $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.

AMG Funds	3

AMG Managers Skyline Special Equities Fund SUMMARY PROSPECTUS

TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds